UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 2, 2018, Endologix, Inc. (the “Company”) issued a press release to report its preliminary unaudited financial results for the first quarter ended March 31, 2018. The press release is furnished herewith as Exhibit 99.1.
The press release attached as Exhibit 99.1 is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Transition of John McDermott as Chief Executive Officer
The Company previously reported that John McDermott would step down from his role as Chief Executive Officer of the Company no later than June 30, 2018, pursuant to a Severance Agreement and General Release, dated February 21, 2018. In connection with the Company’s appointment of a new Chief Executive Officer (as discussed below), Mr. McDermott has stepped down as Chief Executive Officer, effective as of May 2, 2018. Mr. McDermott will continue to serve as a non-executive employee through June 30, 2018 and will provide consulting services to the Company following his transition.

Appointment of John Onopchenko as Chief Executive Officer
On May 2, 2018, the Company announced that John Onopchenko has been appointed by the Board of Directors of the Company (the “Board”) to serve as the Company’s Chief Executive Officer, effective as of the same date.
Mr. Onopchenko, age 59, first joined the Company in October 2017 as its Chief Operating Officer. Mr. Onopchenko has 30 years of executive leadership experience in the medical device industry. Prior to joining the Company, He served as Executive Vice President for Acutus Medical, Inc., a privately-held medical device company, from September 2016 to October 2017, where he was responsible for program management/product development, quality, marketing and sales. Prior to joining Acutus Medical, Mr. Onopchenko served as Senior Vice President and Head of Therapy Strategy for Koninklijke Philips Electronics NV, or Philips, a publicly-traded technology company from March 2015 to September 2016. Prior to joining Philips, he served as Executive Vice President, from April 2013 to November 2014, and Chief Operating Officer, from November 2014 to March 2015, of Volcano Corporation, a publicly-traded medical device company, where he was responsible for its peripheral and Axsun business units, regulatory affairs, quality assurance, program management, product development, clinical affairs, and business development. Prior to his employment with Volcano, he served on Volcano’s board of directors for 11 years. Mr. Onopchenko held senior positions at Johnson & Johnson, a publicly-held medical device company, including serving as lead of medical device investments with Johnson & Johnson Development Corporation, and as Vice President of Worldwide Operations and Marketing for Advanced Sterilization Products, a Johnson & Johnson company, from 1996 to 2006. He also served as founder and managing director of Synergy Life Sciences Partners, LLC, an early-stage medical device venture capital fund. Mr. Onopchenko holds an M.B.A. from the University of Chicago, Graduate School of Business and a B.S. from Ursinus College.

In connection with Mr. Onopchenko’s appointment as Chief Executive Officer, upon the Compensation Committee’s recommendation, the Board has approved, and the Company and Mr. Onopchenko have entered into, an Employment Agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Onopchenko will receive, among other things: (i) an annual base salary of $600,000, (ii) a one-time cash sign-on bonus of $666,667, (iii) an annual cash bonus pursuant to any cash bonus plan approved by the Compensation Committee or the Board for senior executive officers, with a target bonus opportunity in an amount equal to 100% of his base salary (iv) time-based incentive stock options with a grant date fair market value of $450,000, (v) time-based restricted stock units with a grant date fair market value of $450,000, (vi) reimbursement for reasonable relocation expenses (vii) a housing allowance in the amount $4,000 per month until the earlier of (a) 36 months from November 1, 2017, and (b) his purchase of a permanent residence in the Orange County, California area, and (viii) all customary and usual benefits available to senior executive officers under the Company’s benefit plans.

There are no arrangements or understandings between Mr. Onopchenko and any other person pursuant to which he was selected to serve as Chief Executive Officer. There are no family relationships between Mr. Onopchenko and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Except for his existing employment relationship with the Company and the compensation arrangements arising in connection therewith, there are no relationships involving Mr. Onopchenko that are required to be reported pursuant to SEC regulations.
The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report filed with the Securities and Exchange Commission.
Issuance of Press Release
On May 2, 2018, the Company issued a press release announcing the appointment of Mr. Onopchenko. A copy of the press release is attached hereto as Exhibit 99.2.
The press release attached as Exhibit 99.2 is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release Regarding First Quarter Financial Results, dated May 2, 2018.
99.2	Press Release Regarding Appointment of John Onopchenko as Chief Executive Officer, dated May 2, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: May 2, 2018	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Regarding First Quarter Financial Results, dated May 2, 2018.
99.2	Press Release Regarding Appointment of John Onopchenko as Chief Executive Officer, dated May 2, 2018.